Contact:

Matthew P. Kinley
President
Healthcare Acquisition Corp.
515-244-5746

Stacey Jurchison
PharmAthene, Inc.
Phone: 410-571-8925
Cell: 410-474-8200
JurchisonS@pharmathene.com

HEALTHCARE ACQUISITION CORP.
ANNOUNCES FILING OF PROXY STATEMENT SUPPLEMENT

DES MOINES, IA and ANNAPOLIS, MD - August 1, 2007 - Healthcare Acquisition Corp. (AMEX: HAQ; HAQ.W), announced that a Proxy Statement Supplement was filed with the Securities and Exchange Commission on August 1, 2007 to provide supplemental information to the Proxy Statement with respect to a Special Meeting of the stockholders of Healthcare Acquisition Corp. (“HAQ” or the “Company”) scheduled to be held on August 2, 2007.

At the Special Meeting the Company’s stockholders will be asked to vote in favor of the acquisition of PharmAthene, Inc. (“PHA”) through the merger of the Company’s subsidiary into PHA (the “Merger”), as well as certain other proposals as described in the Proxy Statement dated July 13, 2007.

The Company has been informed by its principal stockholders that the principal stockholders, and certain stockholders of PHA, have reached a tentative agreement with certain third party investors who have agreed to purchase up to 2,800,000 shares of the Company’s common stock. Certain investors, one of which is Millenium Partners, L.P. Group (and/or one or more of its affiliated entities) (collectively referred to as “New Investors”) have indicated that they would be interested in making purchases of the Company’s common stock in privately negotiated transactions with existing stockholders of the Company, but would require that, in connection with the purchases, the New Investors receive additional shares of HAQ’s common stock from the founding stockholders of HAQ and from certain stockholders of PHA who will be receiving shares of the Company’s common stock as a result of the Merger.

HAQ’s principal stockholders and certain stockholders of PHA, acting as individual stockholders, have agreed in principle to the terms as set forth below, which are a summary of all of the material terms of the proposed agreements that have been negotiated among the parties and which agreements are expected to be executed prior to the Special Meeting:

1. The New Investors would agree to purchase, in the aggregate, up to 2,800,000 shares of the Company’s common stock in privately negotiated transactions with HAQ stockholders who were stockholders of HAQ as of the Record Date and who have either delivered proxy cards indicating a vote against the Merger Proposal or have advised HAQ and its advisors that they intend to vote against the Merger Proposal (sometimes referred to collectively as the “Opposing Shares”) with Millenium Partners, LP. (either directly or through affiliated entities) purchasing a minimum of 1.2 million shares;

2. The Opposing Shares would be purchased at a price to be negotiated between the sellers and the New Investors, although it is expected that the per share price would be equal to or at a premium over the amount held in trust for the shares of common stock, which amount in trust is currently estimated at $7.60 per share;

3. The New Investors would obtain from the sellers of the Opposing Shares either a new proxy card changing any “no” votes against the Proposals to votes in favor of the Proposals or an agreement to vote any such Opposing Shares in favor of the Proposals.

Pursuant to contemplated purchase option agreements John Pappajohn, Derace L. Schaffer M.D. Edward B. Berger, Wayne A. Schellhammer and Matthew Kinley, the founders of HAQ and its executive officers and directors prior to the merger (collectively, the “HAQ Insiders”) would enter into agreements with the New Investors granting them options to acquire up to 1,266,752 shares of HAQ common stock in the aggregate (which amount may be reduced pro rata to the extent that less than 2,800,000 shares are purchased by the New Investors). The option would be purchased for an aggregate purchase price of $100 and the exercise price per share would be $.0001. The options would not be exercisable until the underlying shares are released from the escrow arrangement with Continental Stock Transfer & Trust Company to which the HAQ Insiders are subject which will expire on July 28, 2008, assuming the Merger is approved. The HAQ Insiders entered into the escrow arrangement for all of their pre IPO shares in connection with the initial public offering by HAQ which was completed on July 28, 2005. The HAQ Insiders own a total aggregate of 2,250,000 shares being held in escrow and had recently purchased 250,000 shares pursuant to Rule 10b5-1 plans which are not included in the escrow and are not being sold to the New Investors. No option will be exercisable unless the Merger is approved.

Pursuant to an assignment agreement which is currently being negotiated, certain stockholders of PHA would agree to assign to the New Investors an aggregate of up to 479,272 shares that would otherwise be received by them as part of the Merger, assuming the Merger is consummated. Under the terms of the Merger Agreement, the number of shares issuable to the PHA stockholders could be adjusted upward by up to 337,500 shares of HAQ common stock (the “Adjustment Shares”) in the event that stockholders of HAQ holding in excess of 5% of the IPO shares of HAQ vote against the Merger and seek to convert their shares. These stockholders of PHA would assign their pro rata portion of these additional shares (an aggregate of up to 211,797 shares to the extent issuable under the terms of the Merger Agreement) to the New Investors, as well as an additional 267,455 shares issuable to them in the aggregate under the Merger Agreement. The New Investors would be entitled, as assignees of the PHA stockholders, to the registration rights being granted to the stockholders of PHA under the terms of the Merger Agreement as described in the Proxy Statement. The effectiveness of the assignment would be contingent upon the Merger Proposal being approved. The New Investors would agree to enter into the lock up agreement being signed by all other PHA stockholders in connection with the Merger.

Healthcare Acquisition has filed a Proxy Statement Supplement with the SEC detailing the transactions described in this release and containing the above-referenced agreements. You are urged to review it carefully.

About PharmAthene, Inc.

PharmAthene, a privately-held biotechnology company, was formed to meet the critical needs of the United States by developing biodefense products. PharmAthene is dedicated to the rapid development of important and novel biotherapeutics to address biological pathogens and chemicals that may be used as weapons of bioterror. PharmAthene’s lead programs include Valortim™ (being co-developed with Medarex [NASDAQ:MEDX]) and Protexia®. PharmAthene is located in the Chesapeake Innovation Center in Annapolis, MD, the first technology incubator focused solely on Homeland Security. For more information on PharmAthene, please visit its website at www.PharmAthene.com.

About Healthcare Acquisition Corp.

Des Moines-based Healthcare Acquisition Corp. a company was formed by healthcare investing pioneer merchant banker John Pappajohn as a business combination company focused on the healthcare industry. The Company raised $ 75.2 million in gross proceeds through an initial public offering completed in July, 2005, of which $67,928,000 was placed in trust. As of March 31, 2007, the Company held approximately $71.4 million in trust. The Company’s shares trade on the American Stock Exchange under the symbol HAQ and its warrants trade on the American Stock Exchange under the symbol HAQ.W.

Additional Information

HAQ AND ITS DIRECTORS AND EXECUTIVE OFFICERS AS WELL AS PHARMATHENE AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF HAQ'S STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED MERGER. SECURITYHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 13, 2007, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO HAQ AT: 2116 FINANCIAL CENTER, 666 WALNUT STREET, DES MOINES, IOWA 50309. THE DEFINITIVE PROXY STATEMENT AND THE FINAL PROSPECTUS AND OTHER SEC FILINGS OF HAQ CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET SITE (http://www.sec.gov).

HAQ AND PHARMATHENE CLAIM THE PROTECTION OF THE SAFE HARBOR FOR "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF HAQ AND PHARMATHENE REGARDING, AMONG OTHER THINGS, THE BUSINESS OF PHARMATHENE AND THE MERGER, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES INCLUDE RISKS ASSOCIATED WITH THE RELIABILITY OF THE RESULTS OF THE INITIAL WORK CONDUCTED ON VALORTIM(TM) RELATING TO ANIMAL EFFICACY, HUMAN SAFETY AND LIKELIHOOD OF SUCCESSFUL DEVELOPMENT OF AN EFFICIENT AND SCALABLE MANUFACTURING PROCESS, UNEXPECTED FUNDING DELAYS BY NIAID, UNFORESEEN SAFETY ISSUES RESULTING FROM THE HANDLING OF BACILLUS ANTHRACIS, UNFORESEEN SAFETY ISSUES RESULTING FROM THE ADMINISTRATION OF VALORTIM(TM) (MDX-1303) IN HUMAN SUBJECTS, UNCERTAINTIES RELATED TO PRODUCT MANUFACTURING. THERE CAN BE NO ASSURANCE THAT SUCH DEVELOPMENT EFFORTS WILL SUCCEED OR THAT OTHER DEVELOPED PRODUCTS WILL RECEIVE REQUIRED REGULATORY CLEARANCE OR THAT, EVEN IF SUCH REGULATORY CLEARANCE WERE RECEIVED, SUCH PRODUCTS WOULD ULTIMATELY ACHIEVE COMMERCIAL SUCCESS.